SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 29, 2003

(Date of earliest event reported)

STRATEX NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-15895	77-0016028

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

170 Rose Orchard Way, San Jose, CA 95134

(Address of principal executive offices, including zip code)

(408) 943-0777

(Registrant’s telephone number, including area code)

1

Item 7.        Financial Statements and Exhibits.

	(c)	Exhibits.

99.1 Earnings Press Release dated April 29, 2003.

Item 9.	Regulation FD Disclosure (Information also provided Under Item 12 – Disclosure of Results of Operations and Financial Condition).

               On April 29, 2003, Stratex Networks, Inc., a Delaware corporation, issued a press release announcing fourth quarter and fiscal year 2003 results. A copy of the earnings release is furnished as Exhibit 99.1 to this report.

               The information in this Current Report on Form 8-K, including the exhibit, is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX NETWORKS, INC.

By:	/s/ Carl A. Thomsen

Carl A. Thomsen Senior Vice President and Chief Financial Officer

Date: April 29, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated April 29, 2003